U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 2, 2003

                                  FemOne, Inc.
                        formerly New Paltz Capital Corp.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


                    000-49661                         88-0490890
                     -------                           ----------
               (Commission File No.)         (IRS Employer  Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                                Ph: 760-448-2498

(Address and telephone number of principal executive offices and place of business)




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Item 1. Changes in Control of Registrant

See Item 2 herein. See also report on SEC Form 14F incorporated by reference. In connection therewith, the company has changed its name to FemOne, Inc. effective October 2, 2003 in accordance with the Certificate of Amendment To Articles of Incorporation.

Item 2. Acquisition or Disposition of Assets

See Form 8-K and 8-K/A filed on September 22, 2003 and September 24, 2003 respectively.

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

None.

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

See Item 1.

Item 7. Financial Statements Pro Forma Financial & Exhibits

Exhibit 99.2


Item 8. Change in Fiscal Year

None


Item 9. Regulation FD Disclosure.


None


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics


None


Item 11.  Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
Plan.


None.


Item 12. Results of Operations and Financial Condition.


None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FemOne, Inc.
By: /s/ Alfred Hanser
-----------------------------
Alfred Hanser, Director
Dated: October 3, 2003

Exhibit 99.2

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                             NEW PALTZ CAPITAL CORP.

We, the undersigned President and Secretary of New Paltz Capital Corp. do hereby certify:


That the Board of Directors of said corporation at a meeting duly convened and held on September 30, 2003, adopted a resolution to amend the Articles of Incorporation as follows:


Article One. [Name] is hereby amended to read as follows:

                  The name of the corporation is

                                  FemOne, Inc.

This amendment was also approved by a majority of the shareholders of the Corporation by a written consent in lieu of a special meeting. The number of shares outstanding and entitled to vote on the share authorization amendment to the Articles of Incorporation is 28,900,835; said change and amendment have been consented to by a majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Alfred Hanser
Alfred Hanser, President


/s/ Alfred Hanser
Alfred Hanser, Secretary